                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          SEPTEMBER 9, 1998
                                                            -----------------

                       FIRST NBC CREDIT CARD MASTER TRUST
--------------------------------------------------------------------------------
                          (Issuer of the Certificates)


                        FIRST NATIONAL BANK OF COMMERCE
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             (Exact name of registrant as specified in its charter)


        LOUISIANA                       333-24023                72-0269760
        ---------                       ---------                ----------
(State or other jurisidiction    (Commission File Number)      (IRS Employer
 of incorporation)                                        Identification Number)



210 BARONNE STREET, NEW ORLEANS, LOUISIANA                          70112
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(Address of principal executive offices)                         (Zip Code)


                504/623-1371
-----------------------------------------------------
Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits


       EXHIBIT NO.         Document Description
       ------------        --------------------

          20.1             Monthly Servicer's Certificate, Series 1997-1

          20.2             Monthly Holders' Statement, Series 1997-1

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST NATIONAL BANK OF COMMERCE
                         Registrant



                         By:     /s/ Tracie H. Klein
                              -------------------------------
                              Tracie H. Klein
                              Louisiana Banc One Corporation
                              Vice President



Date:  September 30, 1998
       ------------------

                               INDEX TO EXHIBITS


EXHIBIT NO.    DOCUMENT DESCRIPTION                          SEQUENTIAL PAGE NO.
-----------    --------------------                          -------------------

   20.1        Monthly Servicer's Certificate, Series 1997-1           5

   20.2        Monthly Holders' Statement, Series 1997-1              10